UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 31, 2012

THE GRAYSTONE COMPANY, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-54254 (Commission File No.)	27-3051592 (IRS Employer Identification No.)

2620 Regatta Drive, Ste 102
Las Vegas, NV 89128
(Address of principal executive offices, including ZIP code)

(888) 552-3750
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 3.02	Unregistered Sales of Equity Securities

On December 31, 2012, the Company filed a Certificate of Designation of Series A Preferred Stock (the “Certificate of Designation”) with the Delaware Secretary of State designating 100,000,000 shares of Series A Preferred Stock (the “Series A Preferred Stock”), par value $.0001 per shares of the Company’s previously authorized 500,000,000 shares of preferred stock, par value $.0001 per share (the “Preferred Stock”)

Rank: All shares of the Series A Preferred Stock shall rank pari passu with the Corporation’s Class A and Class B Common Stock.

Liquidation Preference. The Series A Preferred shall have no liquidation preference over any other class of stock.

Dividend Rights. The holders of the Series A Preferred shall receive the following dividend:

The greater of the following: (a) $.0001 per share annualized dividend or (b) 10% of the Gross Revenue from the joint venture projects in Suriname relating to the term sheet executed by the Company on December 19, 2012.  Gross Revenue shall be defined as any revenue generated by the joint ventures operations, before deductions for expenses for the period of the dividend.

(1)	The Board of Directors shall have the following powers in relation to the dividend:

a.	determine the declaration date;
b.	determine the dates covered by the dividend;
c.	determine the date of record for the dividend;
d.	determine the payment date for the dividend;
e.	may pay the dividend either as a monthly, quarterly, bi-annual, annual or biennial dividend (which the Board may change by a simple majority vote of the Board of Directors of the Company); and
f.	may issue a special dividend in addition to the dividend rights provided herein.

(2)	Additionally, the Board may defer the dividend payment for a period of up to 12 months from the payment date.

Conversion Rights. The Series A Preferred Stock shall not be entitled to convert into any other class of stock of the Company.

Voting Rights. Except as otherwise required by law, holders of Series A Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock or any other class or series of preferred stock) for the taking of any corporate action.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit No.	Description
3.1	Certificate of Designation of Series A Convertible Preferred Stock filed with the Delaware Secretary of State on December 31, 2012.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 31, 2012	The Graystone Company, Inc.

By:	/s/ Joseph Mezey
Name: Joseph Mezey
Title: CFO

EXHIBIT INDEX

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit No.	Description
3.1	Certificate of Designation of Series A Convertible Preferred Stock filed with the Delaware Secretary of State on December 31, 2012.